DEAR FELLOW SHAREHOLDERS:

     Net income for the quarter was $578,862 or $.26 per share. A dividend of $.25 was declared on July 10, 2000, payable July 28, 2000, to holders of record July 21, 2000.

     It is a good time of year for us to celebrate both our nation's birthday and its generally triumphant health. We are indeed the envy of the world, and it seems appropriate to remind ourselves of how very fortunate we are before getting too involved in the upcoming elections.

     The so-called "negative" advertisements which will be both denounced and uniformly used by all candidates are going to generate predictable heat. They are hardly new and really attest to the strength of our system of government. How many other countries can dispute ways to spend surplus receipts, while fretting about an economy that may be too strong?

     That said, it is sensible for investors to remember that earnings really do matter. We wonder how long the celebrated "New Economy" can exist by its own rules; there are creditors who want to be paid, and no boom lasts forever.

     Therein lies the case for Excelsior. We have never pretended to be anything other than a source of income derived from very high quality bonds which are both liquid and generally bought at a price below their face value. It would be hard to define a duller investment; perhaps this is a good time for safety for at least part of every portfolio, and we intend to remain safe.

Sincerely,

                                                    /s/ Townsend Brown II

                                                    Townsend Brown II
                                                    Chairman and President

June 30, 2000

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
June 30, 2000 (Note 1)

U.S. GOVERNMENT AND FEDERAL                    Moody's
AGENCIES OBLIGATIONS--56.94%                   Rating**      Face Amount        Cost*           Value
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
  6%, 4/1/28                                      (1)        $ 2,714,485     $ 2,669,951     $ 2,483,019
Government National Mortgage Assn.,
  6%, 7/20/27                                     (1)            358,309         360,044         359,934
  6%, 11/20/28                                    (1)          2,816,680       2,774,870       2,580,901
  7%, 5/15/22                                     (1)            184,348         184,117         179,293
  7%, 4/15/23                                     (1)          2,275,713       2,277,135       2,213,320
  7%, 5/15/23                                     (1)            490,575         489,118         477,125
  7%, 3/15/24                                     (1)          1,063,001       1,051,707       1,033,857
  7%, 7/20/29                                     (1)          3,847,928       3,795,170       3,720,786
  7.50%, 12/15/25                                 (1)            540,768         539,923         537,286
  8%, 8/15/24                                     (1)            623,920         620,508         630,906
  8%, 1/15/25                                     (1)            510,620         493,706         516,338
  8%, I, 4/15/30                                  (1)            998,587       1,004,204       1,009,769
  8%, II, 3/20/30                                 (1)          1,989,429       2,003,728       2,001,137
  8%, II, 4/20/30                                 (1)          1,994,630       2,003,979       2,006,368
  8.50%, 7/15/17                                  (1)            424,855         435,676         435,132
  8.50%, 5/15/21                                  (1)            190,088         194,930         194,686
  10%, 1/15/18                                    (1)            419,180         454,876         443,021
U.S. Treasury Bond,
  7.25%, 5/15/16                                  (1)          1,000,000         975,000       1,100,313
                                                             -----------     -----------     -----------
                                                              22,443,116      22,328,642      21,923,191
                                                             -----------     -----------     -----------

BONDS AND NOTES--33.48%
--------------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust,
  6.64%, 4/17/10                                  Aaa          1,000,000       1,012,969         943,256
DuPont (EI) de Nemours & Co., Notes,
  8.25%, 9/15/06                                  Aa2          1,500,000       1,495,875       1,572,358
Ford Motor Credit,
  6.125, 1/9/06                                    A1          2,000,000       1,989,980       1,857,980
KFW International Finance Inc., Notes,
  7.20%, 3/15/14                                  Aaa          2,000,000       1,978,500       1,971,360
Nationslink Funding Corp.,
  6.476%, 7/20/08                                 Aaa          1,000,000       1,014,414         941,296
Republic N.Y. Corp., Notes,
  7.75%, 5/15/09                                   A1          1,800,000       1,806,138       1,779,674
Wachovia Corp. Sub. Notes,
  6.375%, 2/1/09                                   A1          2,000,000       1,997,400       1,812,360
Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                                   Aa2          2,000,000       1,988,600       2,014,614
                                                             -----------     -----------     -----------
                                                              13,300,000      13,283,876      12,892,898
                                                             -----------     -----------     -----------
SHORT-TERM HOLDINGS--9.58%
--------------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                        1,726,681       1,726,681       1,726,681
Federal Home Loan Banks, Disc. Note 7/5/00                     2,000,000       1,999,157       1,999,157
                                                             -----------     -----------     -----------
                                                               3,726,681       3,725,838       3,725,838
                                                             -----------     -----------     -----------
TOTAL INVESTMENTS IN SECURITIES                              $39,469,797     $39,338,356     $38,541,927
                                                             ===========     ===========     ===========

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

June 30, 2000 (Note 1)

The aggregate market value at June 30, 2000 for the long-term holdings in terms of Quality Ratings is as follows:

       Rating**          Value           Percent
    ---------------   -----------        -------
    Aaa (1)           $25,779,103          74.04
    Aa2                 3,586,972          10.30
    A1                  5,450,014          15.66
                      -----------        -------
    Total             $34,816,089         100.00
                      ===========        =======

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                    $   268,795
    Aggregate gross unrealized
      depreciation                     (1,065,224)
                                      -----------
  Net unrealized depreciation         ($  796,429)
                                      ===========
Cost for Federal Income Tax
Purposes                              $39,338,356
                                      ===========

**Credit ratings are unaudited.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000

ASSETS:
------------------------------

Investments (Note 1) in securities
  at value (identified
  cost $39,338,356):
  U.S. Government and
    Federal Agencies
    obligations              $21,923,191
  Bonds and notes             12,892,898
  Short-term holdings          3,725,838
                             -----------
    Total Investments                        $38,541,927
Cash                                                 710
Interest receivable                              455,916
Prepaid expenses                                   1,139
                                             -----------
    Total Assets                              38,999,692
                                             -----------

LIABILITIES:
------------------------------

Accrued advisory fee (Note 3)                     57,336
Accrued operating expenses                        22,951
                                             -----------
    Total Liabilities                             80,287
                                             -----------
Net Assets                                   $38,919,405
                                             ===========
  NET ASSETS consist of:
  Undistributed net investment
    income                                   $   578,459
  Accumulated net realized losses
    from investment transactions                (255,199)
  Unrealized appreciation on
    investments                                 (796,429)
  Capital shares (Note 5)                         21,691
  Additional paid-in capital                  39,370,883
                                             -----------
                                             $38,919,405
                                             ===========
Net Asset Value per share
  ($38,919,405 / 2,169,091 shares)                $17.94
                                             ===========

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2000
(Note 1)

INVESTMENT INCOME:
------------------------------

INCOME--Interest                             $ 1,357,106
EXPENSES:
  Investment advisory fee       $100,823
  Directors' fees and expenses    19,962
  Officer's salary                22,857
  Postage and printing            12,098
  Professional fees               10,081
  Insurance                       18,900
  Transfer agent and
    registrar fees                 5,042
  The New York Stock
    Exchange, Inc.--annual fee     8,151
  Miscellaneous                   12,399
                              ----------
  Total expenses                                 210,313
                                             -----------
  Investment Income--Net                       1,146,793
                                             -----------

REALIZED GAIN AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
------------------------------

Realized gain from security
  transactions (excluding
  short-term securities):
  Proceeds from sales         $2,444,884
  Cost of sales                2,440,037
                              ----------
    Net realized gain                              4,847
Unrealized appreciation
  (depreciation)
  on investment securities:
Beginning of period             (882,623)
End of period                   (796,429)
                              ----------
  Change in unrealized
    depreciation--net                             86,194
                                             -----------
Net realized gain and change
  in unrealized appreciation
  (depreciation) on investments                   91,041
                                             -----------
Net increase in Net Assets
  Resulting from Operations                  $ 1,237,834
                                             ===========

STATEMENT OF CHANGES IN NET ASSETS

                             For the six       For the
                                months          year
                                ended           ended
                               June 30,        Dec. 31,
                                 2000           1999
                             -----------     -----------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------

Operations:
 Investment income--
  net (Note 1)               $ 1,146,793     $ 2,234,226
 Realized gain on
  investments--net
  (Note 2)                         4,847          86,337
 Change in unrealized
  appreciation--net               86,194      (2,707,187)
                             -----------     -----------
 Net increase
  (decrease)
  in net assets
  resulting from
  operations                   1,237,834        (386,624)
 Dividends to share-
  holders from:
  Investment income--net        (544,598)     (2,200,677)
 Cost of shares
  purchased pursuant to
  Section 23 of the
  Investment Company
  Act of 1940 (Note 5)           (56,530)       (199,098)
                             -----------     -----------
 Total increase
  (decrease) in net
  assets                         636,706      (2,786,399)

NET ASSETS:
-----------------------

 Beginning of period          38,282,699      41,069,098
                             -----------     -----------
 End of period
  (including
  undistributed
  (overdistributed) net
  investment income of
  $578,459 and
  ($23,736) in 2000 and
  1999, respectively)        $38,919,405     $38,282,699
                             ===========     ===========

        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS

                                   For the
                                     six
                                   months                  For the year ended
                                    ended      -------------------------------------------
                                   6/30/00      1999        1998        1997        1996
                                   -------     -------     -------     -------     -------
Per Share Operating
  Performance:
Net asset value, beginning of
  period                           $ 17.62     $ 18.78     $ 18.52     $ 18.23     $ 18.94
                                   -------     -------     -------     -------     -------
  Net investment income                .52        1.03        1.06        1.08        1.11
  Net gain (loss) on securities
     (realized and unrealized)         .03       (1.20)        .23         .38        (.64)
                                   -------     -------     -------     -------     -------
Total from investment
  operations                           .55        (.17)       1.29        1.46         .47
                                   -------     -------     -------     -------     -------
Less Dividends and
  Distributions:
Dividends from net investment
  income                              (.25)      (1.01)      (1.03)      (1.17)      (1.18)
                                   -------     -------     -------     -------     -------
Total dividends and
  distributions                       (.25)      (1.01)      (1.03)      (1.17)      (1.18)
                                   -------     -------     -------     -------     -------
  Treasury stock transaction           .02         .02          --         .00          --
                                   -------     -------     -------     -------     -------
Net asset value, end of period     $ 17.94     $ 17.62     $ 18.78     $ 18.52     $ 18.23
                                   =======     =======     =======     =======     =======
Market value per share, end of
  period                           $ 15.00     $ 14.25     $ 16.56     $ 16.75     $ 15.75
                                   =======     =======     =======     =======     =======

Total Investment Return:
Based on market value per share      9.01%      (8.39%)      5.55%      14.51%       5.68%
Ratios To Average Net Assets:
Expenses                              .55%       1.05%       0.97%       1.08%       1.07%
Net investment income                2.99%       5.60%       5.62%       5.89%       6.02%
Supplemental Data:
Net assets at end of period
  (000 omitted)                    $38,919     $38,283     $41,069     $40,490     $39,887
Portfolio turnover rate              7.33%      16.09%      15.88%       2.91%       5.50%

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
June 30, 2000
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

     a) Investments--Security transactions are recorded as of the trade date. Investments owned at June 30, 2000, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

     The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

     Realized gains and losses on security transactions are determined on the basis of identified cost.

     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $255,199 expiring on December 31, 2003, available to offset future capital gains, if any.

     c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

     d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes.

     e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

Excelsior Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2000
--------------------------------------------------------------------------------

(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

     The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

     Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

     Two officers of the Company are officers of United States Trust Company of New York.

     Mr. Alexander R. Powers, has been principal Investment Advisor since August 1997. Mr. Powers has been a managing director of the Fixed Income Division of United States Trust Company of New York since March 1998 and was Senior Vice President from August 1997 to March 1998.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the period ended June 30, 2000, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $-0- and $-0-, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $5,029,074 and $2,444,884, respectively.

(5) CAPITAL STOCK:

At June 30, 2000, 2,169,091 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

     Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 1997 the Company purchased 2,000 shares in the open market at a cost of $30,805. For the year ended December 31, 1999, the Company purchased 13,300 shares in the open market at a cost of $199,098. For the period ended June 30, 2000, the Company purchased 4,000 shares in the open market at a cost of $56,530.

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 14th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS
Townsend Brown II
Geoffrey J. O'Connor
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary

INVESTMENT ADVISOR
United States Trust Company
  of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
The Chase Manhattan Bank, N.A.
Customer Services
4 New York Plaza, 6th Floor
New York, NY 10043
(800) 257-2356

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036


Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on Excelsior, is published weekly by The Wall Street Journal and The New York Times.

------------------------------------------------------

                                    [LOGO]

                                   Excelsior
                                 Income Shares,
                                      Inc.

                               Semi-Annual Report
                                 June 30, 2000

------------------------------------------------------